UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 OR 15(d)
                     of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 27, 1997

                        STRATFORD ACQUISITION CORPORATION
             (Exact name of registrant as specified in its charter)

      Minnesota                   0-26112                   41-1759882
(State of Jurisdiction)         (Commission               (IRS Employer
                                File Number)           Identification No.)
1775 Broadway, Suite 1410
New York. New York                                         10019
(Address of Principal Executive offices)                 (Zip Code)

Registrant's telephone number, including area code 905-566-0716

             5420 North Service Road, Burlington, Ontario, L7C 6C7
                           (Former address of company)


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Item 1. Changes in Control of Registrant. None.

Item 2. Acquisition or Disposition of Assets. None.

Item 3. Bankruptcy or Receivership. None.

Item 4. Changes in Registrant's Certifying Accountant. None.

Item 5. Other Events. None.

Item 6. Resignation of Registrant's Directors. None.

Item 7. Financial Statements and Exhibits. None.

Item 8. Change in Fiscal Year. None.

Item 9. Bales of Equity Securities Pursuant to Regulation S.

     On August 13, 1997, the Registrant completed the sale of 200,000 shares of its $.001 par value common stock at the current market price of $.35 per share pursuant to an exemption from registration under Regulation S. Two offshore investors purchased 100,000 shares each of the stock offering. One investor was an individual residing in Canada and the other was an institution located in Nassau, Bahamas. The sale of stock was placed directly by the Registrant and no commissions were paid to any third-party. The Registrant received $70,000 in cash for the sale of stock.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 1997

                                             Stratford Acquisition Corporation
                                             (Registrant)


                                                 /s/ Daniel W. Dowe
                                                 -------------------------------
                                             By: Daniel W. Dowe, Secretary